ANNUAL
                                                                          REPORT

                                                             NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------
SEEKING TO BUILD WEALTH FOR LONG-TERM INVESTORS.

                                                    YEAR ENDED DECEMBER 31, 2000


                                                            (LOGO) NEEDHAM FUNDS
                                                               [GRAPHIC OMITTED]

                                                               WWW.NEEDHAMCO.COM

(LOGO)
NEEDHAM FUNDS
[GRAPHIC OMITTED]

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMCO.COM

Annual Report
for the year ended December 31, 2000


CONTENTS

LETTER FROM THE ADVISOR                    1
STATEMENT OF NET ASSETS                    6
SCHEDULE OF SECURITIES SOLD SHORT         12
STATEMENT OF OPERATIONS                   14
STATEMENTS OF CHANGES IN NET ASSETS       15
FINANCIAL HIGHLIGHTS                      16
NOTES TO FINANCIAL STATEMENTS             17


-------------------------
Performance
One year ended
December 31, 2000

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  NEEDHAM         S&P 500 (1)         S&P MIDCAP (2)           RUSSELL 2000 (3)
GROWTH FUND          INDEX                 INDEX                     INDEX
   7.40%            -4.72%                17.51%                    -2.92%


-------------------------
Performance since Inception(4)
through
December 31, 2000
Cumulative

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  NEEDHAM         S&P 500 (1)         S&P MIDCAP (2)           RUSSELL 2000 (3)
GROWTH FUND          INDEX                 INDEX                     INDEX
   306%             127.69%               156.31%                   66.09%


-------------------------
Performance since Inception(4)
through
December 31, 2000
Annualized

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  NEEDHAM         S&P 500 (1)         S&P MIDCAP (2)           RUSSELL 2000 (3)
GROWTH FUND          INDEX                 INDEX                     INDEX
  32.27%            17.94%                20.78%                    10.71%

----------------
1. S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
2. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
4. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

                                                              ANNUAL REPORT 2000
================================================================================

Dear Shareholders:

We are pleased to report our performance results for the Needham Growth Fund ("NGF"), NASDAQ symbol NEEGX, for the six month period ended December 31, 2000 ("6 months"), the year ended December 31, 2000 ("1 Year"), the three-year period ended December 31, 2000 ("3 Years") and the five-year period ended December 31, 2000 ("5 Years"). Our performance relative to the major indices can be found on page 2.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers, or driving costs down and profits up. NGF also looks for seasoned and motivated management with incentives to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth funds and momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

The Federal Reserve (the "Fed") forcefully raised short-term interest rates during the second half of 2000 primarily over concern for a tightening job market and rising energy costs. This accelerated the arrival of the recession, a fact that the markets had been gradually discounting during the summer and fall. The Fed had several opportunities to respond to the softening economy, especially in October and November, but decided, maybe for fear of seeming partisan in front of the elections, to lag the markets, thus aggravating the decline. Some believe that the Fed's secondary motive was to deflate the NASDAQ market. The results have been quite painful with the NASDAQ composite declining approximately 40% during that period compared to the S&P 500 decline of 8%. The controversy over the economic downturn was defined by the letters V, U and L: V denoting a short inventory correction with a dramatic fall in economic activity followed by a fast snap back; U denoting a "soft landing" with a gradual fall off in economic activity followed by a slower recovery; and finally L denoting a recession with a dramatic decline in economic activity with no recovery in sight in 2001 (maybe by the first half of 2002). As I wrote in my November shareholder letter, I believe the Fed has engineered a hard landing and is moving at a glacial pace to confront the issue. Businesses and consumers are delaying investments, awaiting significantly lower interest rates.

During the second half of 2000, we harvested significant long-term capital gains in the semiconductor, semiconductor capital equipment,


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
--------------------------------------------------------------------------------
                                                3RD QUARTER*       4TH QUARTER*
RUSSELL 200 INDEX(1)                               1.14%              -6.86%

S&P 500 INDEX(2)                                   -.97%              -7.82%

NASDAQ COMPOSITE INDEX(3)                         -7.36%             -32.70%

MORGAN STANLEY HIGH TECH INDEX(4)                 -6.34%             -29.72%

S&P HEALTH CARE INDEX(5)                          -1.08%              10.52%

BLOOMBERG/BROADCAST & CABLE STOCK INDEX(6)        -5.02%               4.29%

S&P RETAIL INDEX (7)                              -5.99%               5.39%

*SOURCE OF DATA: BLOOMBERG
--------------------------------------------------------------------------------
1. THE RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
2. THE S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK
   MARKET.
3. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS.
4. THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS.
5. THE S&P HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE BUSINESS OF HEALTH CARE RELATED PRODUCTS OR SERVICES.
6. THE BLOOMBERG/BROADCASTING & CABLE STOCK INDEX IS A PRICE-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE U.S. BROADCASTING AND CABLE INDUSTRIES.
7. THE S&P RETAIL INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE RETAIL INDUSTRY.

NEEDHAM GROWTH FUND
================================================================================

optical, software and contract manufacturing areas. Likewise, we started taking profits in healthcare. We were again active on the short side throughout the period especially in the internet area including B2B, B2C, internet infrastructure and software companies. Our top ten holdings list (see page 4) is completely different from June 30, 2000, as we took long-term profits in the areas mentioned above. As you will note from the sector weightings (see page 5), our technology exposure declined from 71% to 56.5% offset by a commensurate increase in healthcare, oil services, retailing and cash. Consequently, the top ten holdings are dominated by healthcare, retailing and cable. First is Thermo Electron. This is a special situation where the company is spinning-in their diverse single-purpose company holdings in life sciences and medical technology and spinning-off their non-strategic businesses to create a major force in the optical, test and measurement, and medical devices areas. Second is McKesson HBOC, a turnaround in the healthcare information services and IT areas. Third is Park Electrochemical, a manufacturer of resins and laminates to the printed circuit board industry. Fourth is Artesyn Technologies, a manufacturer of power conversion and power management systems. Fifth is American Eagle Outfitters, an apparel retailer. Sixth is Comcast, a cable TV provider. Absent from our top ten holdings are two of our favorite stocks: Advanced Micro Devices (AMD) and ACT Manufacturing (ACTM). AMD, a manufacturer of microprocessors and flash memory, had a big run up in 2000, and we took long-term profits and hedged our short-term stock. The stock, during the fourth quarter sell-off, declined significantly to the mid-teens at which time we took off our hedge and tripled our long holdings using LEAPS (Long-term Equity Anticipation Participation Securities). Upon conversion, AMD will re-enter our top ten holdings. Similarly with ACTM, we sold all the stock when it became a long-term holding and we believed the contract manufacturers' evaluations were overextended. We recently repurchased a beginning position in the stock anticipating that the contract manufacturers' evaluations will trough within the next few months.

Our primary focus remains in the technology and telecommunications area with approximately 56.5% of the portfolio, down from 70.9% at the end of the first half of 2000. Our exposure to the healthcare, medical devices, pharmaceutical and biotechnology areas increased significantly from 10.0% at the end of June to 16.6% at the end of December. Similarly, oil services and industrial, retail/business services, cash and fixed income investments all increased significantly, offsetting the decline in technology, media, leisure and cable.

During the last six months we have espoused the contrary opinion that there was a distinct possibility of either "stagflation" or a hard landing: remember this is a combination of a stagnant economy with flagging growth and rising inflation. This is a subject most people have given little thought to since the 1970's, a time of gas lines and a 9% jobless rate. The key metric to watch here was whether the inflation rate was rising

==========================================================================================
            BENCHMARKS                   6 MONTHS     1 YEAR     3 YEARS (6)   5 YEARS (6)
            ----------                   --------     ------     -----------   -----------
   Needham Growth Fund (1)               (14.03%)      7.40%      32.26% (7)     32.27% (8)

   Dow Jones Industrial Average (2)        4.07%      (4.72%)     12.47%         17.94%

   S&P 500 Index (3)                      (8.72%)     (9.10%)     12.11%         18.35%

   S&P 400 Midcap Index (4)                7.83%      17.51%      17.29%         20.78%

   Russell 2000 Index (5)                 (5.80%)     (2.92%)      4.88%         10.71%
==========================================================================================

1. INVESTMENT RESULTS CALCULATED AFTER REINVESTMENT OF DIVIDENDS.
2. THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIP STOCKS THAT ARE GENERALLY THE LEADERS IN THEIR INDUSTRY.
3. THE S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK
   MARKET.
4. THE S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
5. THE RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
6. COMPOUND ANNUAL GROWTH RATE. ASSUMES ALL DIVIDENDS ARE REINVESTED IN SHARES OF THE FUND.
7. TOTAL RETURN FOR THE 3 YEARS WAS 131.34%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
8. TOTAL RETURN THE FIVE YEARS WAS 305.52%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

NOTE: THE AVERAGE ANNUAL RETURNS SHOWN ABOVE ARE HISTORICAL AND REFLECT CHANGES
      IN SHARE PRICE, REINVESTED DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RESULTS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER.

2

                                                              ANNUAL REPORT 2000
================================================================================

faster than the economic growth rate; key metrics include the price of energy, the increase in money supply and real interest rates. Since our last shareholder report, energy prices are up, money supply has grown at approximately 12% in the past few months and real interest rates are 1% (5% for 10-year U.S. Treasury yields and 4% inflation). This looks like stagflation to me.

As we review the stock market over the last two years and the implications for the next two, I would like to focus on several themes. First, aggressive growth and momentum investing styles do not work in transitional or bear markets; they only work in liquidity driven bull markets when almost every stock price is rising. Pigs don't fly -- Pets.com, eToys and Priceline.com proved that. IPOs are not guaranteed to be successful, let alone rise tenfold. Buying a stock because it is going up is not investing, it is gambling. Long-term investing in quality companies at reasonable stock prices is making a comeback as investors take their losses and try to find a more measured and secure path to capital appreciation.

Second, valuation matters. Valuation is governed by four factors: the market, the industry, the company, and visibility. The key obviously is the market, but the relative positioning of the industry versus other industries is equally important as you compare growth prospects and profitability. That creates the macro-environment in which a company operates and is judged. We must then compare companies within an industry and analyze the visibility of the cash flow and earnings. This visibility is key as it defines the discount rate in a cash flow analysis and is the factor that most impacts a company's multiple. The other key metric is which valuation tool to use: growth stocks, such as EMC, are generally valued on a price to earnings (P/E) basis, while new growth concept stocks such as Palm tend to be valued on a price to sales basis. Cyclical growth companies, such as semiconductors and electrical components, tend to be valued versus overall industry fundamentals at the top and versus book value and price to sales at the bottom of the cycle. In the interest of brevity, I will just mention the final two as turnaround and value investing, both areas of tremendous opportunity and stock appreciation provided you do the analytical work and know the management.1

Third, we have transitioned from a liquidity driven bull market to a no growth bear market and therefore investment styles and approaches should be different. We wrote last year about focusing on capital preservation supplemented by capital appreciation, rather than aggressive growth and momentum. The key here is managing down expectations and learning to live with and appreciate lower returns in the equity markets. While 20% returns may seem paltry when compared to 80% in 1999, 20% compounded annually over a five or ten year period is a superior return.


--------------------
1. "WHAT DRIVES VALUATION OF TECHNOLOGY STOCKS?", ANDREW J. NEFF -- BEAR STEARNS EQUITY RESEARCH.

                         NEEDHAM GROWTH FUND NET ASSETS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$9,625     $14,379        $25,396     $21,769      $18,579     $17,946
6/30/96   12/31/96        6/30/97    12/31/97      6/30/98    12/31/98

$27,656    $42,144     $67,923    $76,070
6/30/99   12/31/99     6/30/00   12/31/00

SHAREHOLDER ACCOUNTS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  298        495            770         751          612         546
6/30/96   12/31/96        6/30/97    12/31/97      6/30/98    12/31/98

  516        535         683        985
6/30/99   12/31/99     6/30/00   12/31/00

NEEDHAM GROWTH FUND
================================================================================

Fourth, let me suggest an action plan for capital preservation. There are several things to remember when investing for capital preservation and appreciation: victory is never assured. Good investors run scared, take nothing for granted, have patience and travel many roads, especially the less traveled ones. By this I mean, check out your information and sources; the popular press or Wall Street research is no substitute for a few well placed phone calls, cross references and personal contact with company management. Past success does not guarantee tomorrow's returns. A superior fund will consistently hit singles and doubles with the odd home run, rather than hitting the ball out of the park every two or three years. Reduce your risk by portfolio diversification in both investment styles and types of securities. Invest for the long term: no fund can get it right every year, markets ebb and flow, industries are cyclical (yes, even technology!). Funds must pay out realized gains every year (according to the tax law) but check out the tax efficiency. The long-term capital gains tax rate (currently 20%) is a lot less painful than current income tax rates on short-term gains. Time creates money: that is the power of compounding returns over an extended period of time.

Finally, I read a wonderful article on the myths that drove the boom in technology stocks. While it may seem that I am trying to "rain on the parade," there is always a good lesson to be learned from experience as we prepare everyday to face an uncertain future in the markets. At the risk of being long winded, I am going to mention several. Myth 1: Tech companies can generate breathtaking gains in earnings, sales and productivity for years to come. Myth 2: Tech companies are not subject to ordinary economic forces such as a slower economy or rising interest rates. Myth 3: Prospects are more important than immediate earnings. Finally, Myth 4: This time, things are different.2

I mention these issues because they are inimical to our investment style and philosophy. At the Needham Growth Fund, we believe that earnings matter, cash flow matters and while sales growth is important, buying market share is not! We continue to look for growth in the new economy, but we will only buy these stocks on a value basis. This defines our investment style -- GARP -- and it has worked during the five-year life of the Fund, through bull markets, bear markets and in transitional markets. There is no substitute for good analysis, on site visits with management and respecting your investment and sell discipline. In short, we are in a stock pickers market!

As we look out for the remainder of 2001, we face a challenging investment climate. NASDAQ is still viewed as overvalued even after a 50% decline from the highs. Earnings estimates still have far to adjust down as we endure daily revenue and earnings recalibrations in the technology area. This may be a time to turn off the computer, change the channel on the TV, give the financial press a rest and take some time off from the

----------------------
2. THE WALL STREET JOURNAL, OCTOBER 12, 2000.


================================================================================
                               Top Ten Holdings*+
                                (as of 12/31/00)

   1) Thermo Electron Corporation                       TMO           3.00%
   2) McKesson HBOC, Inc.                               MCK           2.84%
   3) Park Electrochemical Corporation                  PKE           2.65%
   4) Artesyn Technologies, Inc.                        ATSN          2.28%
   5) American Eagle Outfitters, Inc.                   AEOS          1.83%
   6) Comcast Corporation                               CMCSK         1.80%
   7) Standard Microsystems Corporation                 SMSC          1.75%
   8) Bell Microproducts, Inc.                          BELM          1.71%
   9) Texas Instruments, Inc.                           TXN           1.70%
  10) Advanced Digital Information Corporation          ADIC          1.66%

                     Top Ten Holdings = 21.22% of Portfolio

 *CURRENT PORTFOLIO HOLDINGS MAY NOT BE INDICATIVE OF FUTURE PORTFOLIO HOLDINGS. +CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS AND
  INVESTMENT COMPANIES.
================================================================================

                                                              ANNUAL REPORT 2000
================================================================================
markets. Take a week's vacation -- no, on second thought take the rest of the year off! Sometimes no action is the best action. We, however, will remain with significant cash balances and be ever vigilant in our discipline of GARP stock picking and intelligent hedging and shorting.

On November 15, 2000, the Fund paid a distribution of $4.15 (see page 21). The U.S. tax code requires us to pay out practically all gains taken during the fiscal year. Our goal is to strive for maximum tax efficiency and we are particularly pleased to report that all distributions paid represent long-term gains and are therefore generally taxed at the maximum rate of 20%. This obviously applies only to taxable accounts. We are also happy to report that approximately 95% of all distributions paid were reinvested in the Fund. We appreciate greatly the confidence shown in our long-term investment strategy. The distribution reinvestment occurred at the closing price of $28.09 on November 13, 2000. The closing price the previous day was $32.07.

We celebrated the fifth anniversary of the Fund and my three-year anniversary as the portfolio manager. We have received 5 stars by Morningstar(TM) for both our 3 and 5 year and overall performance. We have continued to receive favorable press both for our style (GARP), our structure (a long-short mutual fund) and our results. For those of you who have invested recently with us or over this five-year period, we thank you for your confidence and support. Remember, we as managers are also your partners, having invested a significant portion of our liquid assets in the Fund.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Needham Growth Fund), please contact us at 800/625-7071, visit our website at www.needhamco.com or visit the Morningstar(TM) website at www.morningstar.com (enter NEEGX in the ticker field).

Yours sincerely,


/s/  PETER J. R. TRAPP

Peter J. R. Trapp
Portfolio Manager

                               SECTOR WEIGHTINGS*+
                                (AS OF 12/31/00)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OIL SERVICES & INDUSTRIAL 5.42%

CASH & FIXED INCOME INVESTMENTS 8.73%

MISCELLANEOUS & OPTIONS 2.55%

HEALTHCARE/MEDICAL DEVICES/PHARMACEUTICALS/BIOTECHNOLOGY 16.78%

MEDIA/LEISURE/CABLE 4.14%

RETAIL/BUSINESS SERVICES 5.89%

TECHNOLOGY & TELECOMMUNICATIONS 56.49%

* EXCLUDES SHORT POSITIONS OF 18.9% OF PORTFOLIO.
+ CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS,
  INVESTMENT COMPANIES, OPTIONS, FIXED INCOME INVESTMENTS AND CASH.

-----------------------------------------------------------
                  PORTFOLIO SECTOR BREAKDOWN
                         WITH EXAMPLES
-----------------------------------------------------------
 TECHNOLOGY AND TELECOMMUNICATIONS:
 Computer Software, Hardware & Peripherals;
 Contract Manufacturing & Materials; Electronics
 & Distribution, Instrumentation & Storage;
 Networking and Communications Equipment;
 Semiconductor Devices & Capital Equipment
 and Wireless Communications.
-----------------------------------------------------------
 HEALTHCARE/MEDICAL DEVICES/
 PHARMACEUTICALS/BIOTECHNOLOGY:
 Health Care Services; Hospital & Physician Management;
 Medical Devices & Supplies; Biotechnology & Life Sciences.
-----------------------------------------------------------
 MEDIA/LEISURE/CABLE: Cable TV;
 Broadcasting & Media and Content.
-----------------------------------------------------------
 RETAIL/BUSINESS SERVICES:
 Business Services & e-Commerce and Retailing.
-----------------------------------------------------------
 CASH & FIXED INCOME INVESTMENTS
-----------------------------------------------------------
 MISCELLANEOUS & OPTIONS
-----------------------------------------------------------

NEEDHAM GROWTH FUND
================================================================================

Statement of Net Assets
DECEMBER 31, 2000
                                                     SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCK - (89.8%)
--------------------------------------------------------------------------------
BROADCASTING & MEDIA - (1.3%)
AT&T Corp. - Liberty Media Group, Series A*          75,000        $  1,017,188
--------------------------------------------------------------------------------
BUSINESS SERVICES & E-COMMERCE - (1.2%)
Sotheby's Holdings, Inc.*                            40,000             927,500
--------------------------------------------------------------------------------
CABLE TV - (2.9%)
Adelphia Communications Corp.*                       10,000             516,250
Comcast Corp. Class A*                               30,000           1,252,500
Shaw Communications, Inc.+*                          20,000             460,000
--------------------------------------------------------------------------------
                                                                      2,228,750
--------------------------------------------------------------------------------
COMMUNICATION SERVICES - (0.2%)
Cable & Wireless PLC*                                 3,000             119,625
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (1.1%)
Compaq Computer Corp.                                30,000             451,500
Dell Computer Corp.*                                 20,000             348,750
--------------------------------------------------------------------------------
                                                                        800,250
--------------------------------------------------------------------------------
COMPUTER PERIPHERALS - (0.5%)
Adaptec, Inc.*                                       40,000             410,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - (5.0%)
BMC Software, Inc.+*                                 50,000             700,000
Citrix Systems, Inc.+*                               20,000             450,000
Kronos, Inc.+*                                       30,000             928,125
Legato Systems, Inc.*                                75,000             557,813
Manugistics Group, Inc.*                             10,000             570,000
Peregrine Systems, Inc.*                             30,000             592,500
--------------------------------------------------------------------------------
                                                                      3,798,438
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (4.2%)
Benchmark Electronics, Inc.+*                        35,000             789,688
Manufacturers' Services Ltd.*                        25,000             165,625
Merix Corp.+*                                        75,000           1,003,125
Parlex Corp.*                                        40,000             542,500
Pemstar, Inc.*                                       15,000             132,188
SBS Technologies, Inc.*                              20,000             598,750
--------------------------------------------------------------------------------
                                                                      3,231,876
--------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (2.3%)
Diagnostic Retrieval Systems Inc.*                   20,000             267,500
Raytheon Co.+*                                       25,000             776,563
Teledyne Technologies, Inc.*                         30,000             708,750
--------------------------------------------------------------------------------
                                                                      1,752,813
--------------------------------------------------------------------------------
EDA & CAD/CAM - (1.9%)
Innoveda Inc.*                                      130,000             268,125
Parametric Technology Corp.+*                        50,000             671,875
Synopsys, Inc.*                                      10,000             474,375
--------------------------------------------------------------------------------
                                                                      1,414,375
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

                                                     SHARES           VALUE
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - (0.6%)
Kemet Corp.*                                         20,000        $    302,500
StockerYale, Inc.                                    10,000             123,750
--------------------------------------------------------------------------------
                                                                        426,250
--------------------------------------------------------------------------------
ELECTRONICS & DISTRIBUTION - (1.7%)
Bell Microproducts, Inc.*                            75,000           1,190,625
Tech Data Corp.*                                      5,000             135,234
--------------------------------------------------------------------------------
                                                                      1,325,859
--------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT - (1.0%)
Electronics for Imaging, Inc.*                       25,000             348,438
InFocus Corp.*                                       30,000             442,500
--------------------------------------------------------------------------------
                                                                        790,938
--------------------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION - (3.1%)
Applied Films Corp.*                                 34,900             713,269
Excel Technology, Inc.*                              10,000             199,532
LeCroy Corp.*                                        34,500             426,938
Planar Systems, Inc.*                                40,000             995,000
--------------------------------------------------------------------------------
                                                                      2,334,739
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (5.4%)
Advanced Digital Information Corp.+*                 50,000           1,150,000
Auspex Systems, Inc.+*                               50,000             350,000
Ciprico, Inc.                                        50,000             375,000
Crossroads Systems, Inc.*                           102,000             478,125
MTI Technology Corp.*                                65,000             255,938
Overland Data, Inc.*                                 44,000             349,250
Quantum Corp. - DLT & Storage Systems*               40,000             532,500
Quantum Corp. - Hard Disk Drive*                     50,000             400,000
Storage Technology Corp.*                            20,000             180,000
--------------------------------------------------------------------------------
                                                                      4,070,813
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - (8.9%)
Caremark Rx, Inc.*                                   40,000             542,500
DaVita, Inc.+*                                       50,000             856,250
Dendrite International, Inc.*                        40,000             895,000
IDX Systems Corp.+*                                  30,000             750,000
IMS Health, Inc.+                                    30,000             810,000
McKesson HBOC, Inc.+                                 55,000           1,973,950
Pediatric Services of America*                       57,000             285,000
Quintiles Transnational Corp.+*                      30,000             628,125
--------------------------------------------------------------------------------
                                                                      6,740,825
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (0.5%)
US Oncology, Inc.*                                   60,000             378,750
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
================================================================================

Statement of Net Assets (Continued)
DECEMBER 31, 2000
                                                     SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS, & LAMINATES - (4.3%)
MacDermid, Inc.+                                     40,000        $    760,000
Material Sciences Corp.*                             50,100             385,146
Park Electrochemical Corp.+                          60,000           1,841,250
Southwall Technologies, Inc.*                       105,000             301,875
--------------------------------------------------------------------------------
                                                                      3,288,271
--------------------------------------------------------------------------------
INDUSTRIAL EQUIPMENT - (0.1%)
Actuant Corp.+*                                      30,000              90,000
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (4.5%)
CONMED Corp.+*                                       67,000           1,147,375
Hologic, Inc.*                                       29,600             157,250
Thermo Electron Corp.+*                              70,000           2,082,500
--------------------------------------------------------------------------------
                                                                      3,387,125
--------------------------------------------------------------------------------
MEDICAL TECHNOLOGY - DRUG DELIVERY - (1.9%)
Scios, Inc.*                                         35,000             807,188
Viropharma, Inc.+*                                   45,000             651,798
--------------------------------------------------------------------------------
                                                                      1,458,986
--------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (2 5%)
3Com Corp.+*                                         70,000             595,000
Cabletron Systems, Inc.+*                            40,000             602,500
Lantronix, Inc.*                                     70,000             446,250
Visual Networks, Inc.*                               90,000             292,500
--------------------------------------------------------------------------------
                                                                      1,936,250
--------------------------------------------------------------------------------
OIL EQUIPMENT & SERVICES - (1.1%)
Varco International, Inc.+                           40,000             870,000
--------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (2.7%)
International Rectifier Corp.+*                      20,000             600,000
IXYS Corp.*                                          32,500             475,313
Power Integrations, Inc.*                            45,000             517,500
Semtech Corp.*                                       20,000             441,250
--------------------------------------------------------------------------------
                                                                      2,034,063
--------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (5.7%)
American Power Conversion Corp.*                     40,000             495,000
APW, Ltd.+*                                          30,000           1,012,500
Artesyn Technologies, Inc.+*                         100,000          1,587,500
PECO II, Inc.*                                       22,500             582,188
Quanta Services, Inc.+*                              20,000             643,750
--------------------------------------------------------------------------------
                                                                      4,320,938
--------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (1.3%)
EchoStar Communications Corp.+*                      10,000             227,500
KVH Industries, Inc.*                                75,000             412,500
Pegasus Communications Corp.*                        15,000             386,250
--------------------------------------------------------------------------------
                                                                      1,026,250
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

                                                     SHARES           VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATIONS DEVICES - (6.8%)
Advanced Micro Devices, Inc.*                        30,000        $    414,375
Atmel Corp.*                                         50,000             581,250
Conexant Systems, Inc.*                              20,000             307,500
Lattice Semiconductor Corp.*                         30,000             551,250
LSI Logic Corp.*                                     40,000             683,600
O2Micro International, Ltd.*                          5,000              37,500
On Semiconductor Corp.*                              10,000              52,500
Standard Microsystem+*                               60,000           1,215,000
Texas Instruments+                                   25,000           1,184,375
Xicor, Inc.*                                         50,000             168,750
--------------------------------------------------------------------------------
                                                                      5,196,100
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (8.9%)
ADE Corp.*                                           35,000             616,875
Applied Science & Technology, Inc.+*                 50,000             600,000
ATMI, Inc.*                                           5,000              97,500
Brooks Automation, Inc.*                             25,000             701,563
FEI Co.*                                             10,000             227,500
FSI International, Inc.+*                            50,000             418,750
GSI Lumonics, Inc.+*                                 10,000              80,000
KLA - Tencor Corp.+*                                 20,000             673,750
Lam Research Corp.*                                  40,000             580,000
LTX Corp.*                                           40,000             518,125
Photronics Labs, Inc.*                               40,000             937,500
PRI Automation, Inc.*                                30,000             562,500
Teradyne, Inc.*                                      20,000             745,000
--------------------------------------------------------------------------------
                                                                      6,759,063
--------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (4.9%)
American Eagle Outfitters*                           30,000           1,267,500
Brookstone, Inc.*                                    40,000             490,000
Gap, Inc.                                            10,000             255,000
McNaughton Apparel Group, Inc.+*                     42,000             446,250
Pacific Sunwear of California+*                      40,000           1,025,000
West Marine, Inc.*                                   50,000             206,250
--------------------------------------------------------------------------------
                                                                      3,690,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - (1.5%)
AT&T+                                                30,000             519,375
Sprint Corp. (FON Group)                             30,000             609,376
--------------------------------------------------------------------------------
                                                                      1,128,751
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (1.8%)
DMC Stratex Networks, Inc.*                          40,000             600,000
EMS Technologies, Inc.*                              25,000             290,625
Palm, Inc.*                                           5,000             141,563
REMEC, Inc.*                                         35,000             336,875
--------------------------------------------------------------------------------
                                                                      1,369,063
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $67,022,497)                                68,323,849
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
================================================================================

Statement of Net Assets (Continued)
DECEMBER 31, 2000
                                                     SHARES           VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - (1.6%)
H & Q Healthcare Investors Fund                      25,727        $    630,312
H & Q Life Sciences Investors Fund                   25,241             548,992
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES (Cost $888,644)                            1,179,304
--------------------------------------------------------------------------------
                                                  NUMBER OF
                                                  CONTRACTS
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
INVESTMENTS IN OPTIONS - (2.6%)
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (1.0%)
Advanced Micro Devices, Inc., Jan. 02, $17 50           400             152,500
Dell Computer Corp., Jan. 02, $25                       200              57,500
Lucent Technologies Inc., Jan. 02, $15                  400             155,000
Lucent Technologies Inc., Jan. 02, $17.50               100              30,000
Maxim Pharmaceuticals, Inc., Jan. 02, $10               100               2,250
Microsoft Corp., Jan. 02, $50                           300             225,000
Motorola Inc., Jan. 02, $25                             200              77,500
National Semiconductor Corp., Jan. 02, $25              200              98,750
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $941,075)                            798,500
--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%)
American Eagle Outfitters, Inc., Jan. 02, $30           300              11,250
Bell Microproducts, Jan. 01, $17.50                     300              80,625
Benchmark Electronics, Inc., Jan. 01, $30                25              18,438
Benchmark Electronics, Inc., Jan. 01, $35                25              31,563
In Focus Corp., Jan. 01, $35                            100             203,750
In Focus Corp., April 01, $30                           200             310,000
International Business Machines, Feb. 01, $75           100              33,125
Iona Technologies, Feb. 01, $60                          60              31,125
Iona Technologies, March 01, $60                         40              26,500
Krispy Kreme Doughnuts, Inc., Feb. 01, $70               50              23,125
Krispy Kreme Doughnuts, Inc., Feb. 01, $75               50              31,875
Lernout & Hauspie Speech Products, Jan. 01, $25          50             121,250
Manugistics Group, Inc., Feb. 01, $40                   100              28,125
McKesson Hboc Inc., Feb. 01, $30                        400              25,000
Pacific Sunwear of California, Feb. 01, $20             300              33,750
Planar Systems, Jan. 01, $22.50                         200              20,000
Planar Systems, Jan. 01, $25                             20               4,250
Planar Systems, Feb. 01, $22.50                          20               3,875
Planar Systems, Feb. 01, $25                             10               3,312
Qualcomm Inc., Jan. 01, $90                             200             221,250
Sci Systems Inc., Jan. 01, $25                          200              55,000
Solectron Corp., Jan. 01, $25                           200               4,500
STMicoelectronics, Jan. 01, $40                         100              19,375
Tellabs, Inc., March 01, $50                            100              40,000
Thermo Electron Corp., March 01, $25                    500              21,250
--------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $1,060,553)                         1,402,313
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

                                                  NUMBER OF
                                                  CONTRACTS           VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (0.0%)
Benchmark Electronics Inc., Jan. 01, $60,               (20)       $       (450)
Benchmark Electronics Inc., Jan. 01, $65                (50)             (1,125)
In Focus Corp., April 01, $40                          (200)             (4,500)
Planar Systems, March 01, $30                          (100)            (20,625)
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (Premiums Received $164,509)                 (26,700)
--------------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (-0.2%)
Advanced Micro Devices, Jan. 02, $15
    (Premiums Received $158,795)                       (400)           (180,000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OPTIONS (Cost $1,678,324)                        1,994,113
--------------------------------------------------------------------------------
                                                     SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (0.9%)
The RBB Sansom Street Money Market Portfolio        663,645             663,645
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $663,645)                            663,645
--------------------------------------------------------------------------------

                                                FACE AMOUNT
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - (8.1%)
U.S. Treasury Notes, 5.75%, 10/31/2002            3,000,000           3,028,125
U.S. Treasury Notes, 5.75%, 08/15/2010            3,000,000           3,143,905
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES (Cost $6,031,901)                           6,172,030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - (103.0%) (Cost $76,285,011)                      78,332,941
--------------------------------------------------------------------------------

OTHER LIABILITIES IN EXCESS OF ASSETS - (-3.0%)
--------------------------------------------------------------------------------
Receivable for Investment Securities Sold                            24,947,207
Other Assets                                                            404,110
Securities Sold Short, at Value (Proceeds $20,222,244)              (18,243,042)
Payable for Investment Securities Purchased                          (5,662,999)
Payable for Fund Shares Redeemed                                     (2,014,906)
Loan Payable                                                         (1,000,630)
Net Amounts due to Affiliates                                          (531,347)
Accrued Expenses                                                       (161,823)
--------------------------------------------------------------------------------
                                                                     (2,263,430)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS - (100.0%) (Applicable to 3,071,654 shares
outstanding, $.001 par value, 1,000,000,000 shares authorized)     $ 76,069,511
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE           $      24.77

--------------------------------------------------------------------------------


* NON-INCOME PRODUCING SECURITY.
+ SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED ACCOUNT
  AS COLLATERAL FOR SECURITIES SOLD SHORT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
================================================================================

Schedule of Securities Sold Short
DECEMBER 31, 2000

NAME OF ISSUER                                      SHARES            VALUE
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                  5,000         $  290,938
Amazon.com, Inc.                                    10,000            155,625
Applied Materials, Inc.                             10,000            381,875
Ballard Power Systems, Inc.                         10,000            631,563
Broadcom Corp.                                       5,000            420,000
Brocade Communications                              10,000            918,125
C-MAC Industries, Inc.                               5,000            221,875
Celeritek                                           10,000            381,250
Celestica, Inc.                                     10,000            542,500
Ceridian Corp.                                      10,000            199,375
Charles Schwab Corp.                                20,000            567,500
Ciena Corp.                                          5,500            446,875
Cisco Systems, Inc.                                 10,000            382,500
Commerce One, Inc.                                   5,000            126,563
Cree, Inc.                                           7,500            266,484
Critical Path Inc.                                  10,000            307,500
Documentum, Inc.                                     5,000            248,438
Ebay, Inc.                                           5,000            165,000
Emulex Corporation                                   5,000            399,688
F.Y.I., Inc.                                         5,000            184,375
Greater Bay Bancorp                                 10,000            410,000
I2 Technolgies, Inc.                                 5,000            271,875
Infosys Technologies, Ltd.                           7,800            719,550
Iona Technologies PLC                                2,500            167,500
JDS Uniphase                                         4,500            187,593
Keithley Instruments, Inc.                           5,000            215,313
Lernout & Hauspie Speech Products                   10,000              7,656
Magna International, Inc.                           10,000            419,375
Martha Stewart Living                               20,000            401,250
Maxim Pharmaceuticals Inc.                          10,000             63,750
Molex, Inc.                                         10,000            355,000
Newport Corp.                                        2,500            196,523

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

NAME OF ISSUER                                      SHARES            VALUE
--------------------------------------------------------------------------------
Nvidia Corp.                                         5,000        $   163,828
Openwave Systems                                    10,000            479,375
OSI Pharmaceuticals, Inc.                            7,500            600,938
PeopleSoft, Inc.                                     5,000            185,938
Pixelworks                                          10,000            223,750
Power-One, Inc.                                      5,000            196,563
Powerwave Technologies, Inc.                         6,000            351,000
Purchasepro.com                                     10,000            175,000
QLogic Corp.                                         5,000            385,000
Redback Networks, Inc.                               5,000            205,000
Research in Motion, Ltd.                             7,500            600,000
SAP AG                                               5,000            168,437
Siebel Systems, Inc.                                 5,000            338,125
Silicon Valley Bancshares                           10,000            345,625
SpeechWorks International, Inc.                     10,000            490,625
Stanford Microdevices, Inc.                         10,000            360,000
Tibco Software, Inc.                                 7,500            359,530
TMP Worldwide, Inc.                                  5,000            275,000
Transmeta Corp.                                     10,000            235,000
Ultimate Electronics, Inc.                          10,000            219,375
Veritas Software                                     2,500            218,750
Vicor Corp.                                         10,000            303,750
Webmethods                                           5,000            444,686
WJ Communications                                    8,000            114,000
Yahoo                                                5,000            150,313
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $20,222,244)                $18,243,042
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
================================================================================

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Interest                                                                              $    515,755
Dividends                                                                                  277,074
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    792,829

--------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                   891,069
Distribution Fees                                                                          178,846
Administration and Accounting Fees                                                          86,614
Custodian Fees                                                                              68,332
Legal Fees                                                                                  62,000
Shareholders' Reports                                                                       50,000
Directors' Fees                                                                             32,000
Transfer Agent Fees                                                                         30,000
Audit Fees                                                                                  27,000
Organization Expenses                                                                       26,421
Filing Fees                                                                                 15,751
Insurance Expense                                                                            6,240
Other Expenses                                                                              84,577
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                           1,558,850
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                       (766,021)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
--------------------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                                              11,404,010
Net Realized Loss on Option Contracts                                                   (1,099,974)
Change in Unrealized Appreciation (Depreciation) of Investment Securities              (13,913,636)
--------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES                                                       (3,609,600)

--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ (4,375,621)
--------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

Statements of Changes in Net Assets

                                                                            YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31, 2000          DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                        $  (766,021)                $ (433,671)
Net Realized Gain on Investment Securities                                  11,404,010                  7,229,825
Net Realized Loss on Option Contracts                                       (1,099,974)                (2,295,341)
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities                                                (13,913,636)                12,836,170
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,375,621)                17,336,983
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                               --                         --
Net Realized Gains                                                         (11,702,035)                (4,275,566)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (11,702,035)                (4,275,566)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
-----------------------------------------------------------------------------------------------------------------------
Shares Issued                                                               88,165,367                 26,496,723
Shares Issued in Reinvestment of Distributions                              11,247,883                  4,063,438
Shares Redeemed                                                            (49,409,870)               (19,423,568)
-----------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                                50,003,380                 11,136,593
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                33,925,724                 24,198,010
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Beginning of Year                                                           42,143,787                 17,945,777
End of Year                                                               $ 76,069,511                $42,143,787

-----------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
Shares Issued                                                                2,708,347                  1,219,649
Shares Reinvested                                                              399,942                    211,197
Shares Redeemed                                                             (1,628,486)                  (878,176)
-----------------------------------------------------------------------------------------------------------------------
                                                                             1,479,803                    552,670
-----------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
================================================================================

Financial Highlights

                                                        YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000          1999           1998          1997       1996(*)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $ 26.47       $ 17.27        $ 14.42       $ 14.49      $ 10.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 (0.12)        (0.03)         (0.30)         0.06        (0.11)
Net Gain on Securities
   (Realized and Unrealized)                                  2.57         12.55           3.16          2.26         5.27
------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                              2.45         12.52           2.86          2.32         5.16
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           --            --          (0.01)        (0.05)          --
Net Realized Gains                                           (4.15)        (3.32)            --         (2.31)       (0.67)
In Excess of Net Realized Gains                                 --            --             --         (0.03)          --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (4.15)        (3.32)         (0.01)        (2.39)       (0.67)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $ 24.77       $ 26.47        $ 17.27       $ 14.42      $ 14.49
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  7.40%        79.72%         19.85%        15.66%       51.56%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                        $76,070       $42,144        $17,946       $21,769      $14,379
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       2.19%         2.50%          2.50%         2.50%        2.50%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses)                                               2.19%         2.84%          3.44%         3.29%        4.60%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                        (1.07)%       (1.63)%        (1.72)%        0.37%       (1.27)%
Ratio of Net Investment Income (Loss) to
   Average Net Assets (Excluding Waivers
   and Reimbursement of Expenses)                            (1.07)%       (1.97)%        (2.66)%       (0.42)%      (3.37)%
Portfolio Turnover Rate                                     186.59%       145.45%        585.63%       724.08%      568.93%

*  FUND COMMENCED OPERATIONS ON JANUARY 1, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2000
================================================================================

Notes to Financial Statements

1.  ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.


2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 2000, the Fund reclassed $766,021 of accumulated net investment loss to paid-in-capital. Net investment loss and net assets were not affected by this reclassification.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 2000 incurred and will elect to defer net capital losses of $291,115 during the year ended December 31, 2000.

TEMPORARY BORROWINGS: The Fund has entered into an agreement with the Custodial Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


3.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 2000 to not more than 2.50% of average daily net assets. For the year ended December 31, 2000, the Advisor waived none of its fee.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.


4.  DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 2000, the Fund incurred $178,846 of distribution fees, which were primarily paid to Needham & Company, Inc.

NEEDHAM GROWTH FUND
================================================================================

Notes to Financial Statements (Continued)

5.  INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2000.

                                             Purchases           Sales
--------------------------------------------------------------------------------
Long transactions                          $166,323,609      $118,373,852
Short sale transactions                     273,789,713       296,940,257
--------------------------------------------------------------------------------
Total                                      $440,113,322      $415,314,109
--------------------------------------------------------------------------------

At December 31, 2000, net unrealized appreciation of $4,027,132 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $14,999,216 and $10,972,084, respectively.


6.  OPTION TRANSACTIONS

The Fund may write call and put options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Fund is subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at December 31, 2000 and their related market values are included in the accompanying Statement of Net Assets.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by the Fund for the year ended December 31, 2000 is as follows:

                                                 Number of        Premium
Options Written                                  Contracts       Received
--------------------------------------------------------------------------------
Options outstanding at
   beginning of period                                  --             --
Options written                                      6,355    $ 4,569,044
Options repurchased                                 (5,065)    (4,080,287)
Options expired                                       (515)      (162,812)
Options exercised                                       (5)        (2,641)
--------------------------------------------------------------------------------
Options outstanding at
   December 31, 2000                                   770      $  323,304
--------------------------------------------------------------------------------

7.  SHORT SALE TRANSACTIONS

During the year ended December 31, 2000, the Fund sold securities short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At December 31, 2000, the market value of securities separately segregated to cover short positions was $26,340,859. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 2000 and their related market values and proceeds are set forth in the accompanying Schedule of Securities Sold Short.


8.  COMPONENTS OF NET ASSETS

At December 31, 2000 net assets consisted of:

Paid-in-Capital                                                  $73,377,622
Accumulated Net Realized Loss                                     (1,335,243)
Net Unrealized Appreciation of
   Investment Securities                                           4,027,132
--------------------------------------------------------------------------------
Total Net Assets                                                 $76,069,511
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT 2000
================================================================================

Notes to Financial Statements (Continued)

9. DERIVATIVE FINANCIAL INSTRUMENTS

In June 1998, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement established accounting and reporting standards for derivative instruments, certain derivative instruments embedded in other contracts and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the Statement of Net Assets and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. This statement, as amended by SFAS No.137, is effective for all fiscal years beginning after June 15, 2000. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

NEEDHAM GROWTH FUND
================================================================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Needham Growth Fund:

We have audited the accompanying statement of net assets of Needham Growth Fund (the "Fund"), a portfolio of the Needham Funds, Inc., including the schedule of securities sold short, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Needham Growth Fund as of December 31, 1997, were audited by other auditors whose report dated February 23, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ ARTHUR ANDERSEN LLP


New York, New York
February 16, 2001

--------------------------------------------------------------------------------

                                                              ANNUAL REPORT 2000
================================================================================

TAX INFORMATION (UNAUDITED)

During 2000, the Fund made the following distribution which you may have received depending on your ownership at the time of the distribution:

                                                               Long-Term
         Record              Payment                            Capital
          Date                Date             Total             Gains
      ---------------------------------------------------------------------
        11/10/00            11/15/00            $4.15            $4.15
      ---------------------------------------------------------------------

Distributions of long-term capital gains are taxable as such whether paid to you in cash or reinvested in your account during 2000, regardless of the length of time shares were held by you. This distribution of long-term capital gains is subject to a maximum tax rate of 20 percent; the Fund made no distributions subject to a maximum tax rate of 28 percent.

(LOGO)
NEEDHAM FUNDS
[GRAPHIC OMITTED]

NEEDHAM GROWTH FUND
445 PARK AVENUE
NEW YORK, NEW YORK 10022-2606
1-800-625-7071

INVESTMENT ADVISER:
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
445 PARK AVENUE
NEW YORK, NY 10022-2606

   PRESIDENT
   ---------
   JOHN C. MICHAELSON

   EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
   ---------------------
   PETER J. R. TRAPP

   DIRECTORS
   ---------
   GEORGE A. NEEDHAM
   JOHN C. MICHAELSON
   ROGER W. JOHNSON
   JAMES P. POITRAS
   F. RANDALL SMITH

DISTRIBUTOR:
NEEDHAM & COMPANY, INC.
445 PARK AVENUE
NEW YORK, NY 10022-2606
212-371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
AGENT AND TRANSFER AGENT:
PFPC INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
1-800-625-7071

CUSTODIAN:
PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
3RD FLOOR SUITE 200
PHILADELPHIA, PA 19153

COUNSEL:
FULBRIGHT & JAWORSKI L.L.P.
666 FIFTH AVENUE
NEW YORK, NY 10103

INDEPENDENT ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105